UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)



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                                    CPI Corp.
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                (Name of Registrant as Specified In Its Charter)

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CPI Corp.
news for immediate release
FOR RELEASE   February 9, 2004
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FOR INFORMATION, CONTACT:

                    NAME         Jane Nelson
                             ---------------
                    FROM         CPI Corp.
                        --------------------------------
                    ADDRESS  1706 Washington Avenue
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                    CITY         St. Louis
                         -------------------------------
                    STATE, ZIP    Missouri 63103
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                    TELEPHONE   (314) 231-1575
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                                            FOR FURTHER INFORMATION
                                            AT THE ABERNANTHY MACGREGOR GROUP
                                            Chuck Burgess or Steve Frankel, New
                                             York, 212-371-5999

FOR IMMEDIATE RELEASE
MONDAY, FEBRUARY 9, 2004
FOR IMMEDIATE RELEASE

MONDAY, FEBRUARY 9, 2004

CPI CORP. OFFERS DISSIDENT GROUP PROPORTIONAL REPRESENTATION ON ITS BOARD OF DIRECTORS


Knightspoint Partners Has Not Accepted Offer

CPI Urges Stockholders to Reject Attempt to Take Control of the Company



ST. LOUIS (February 9, 2004) - CPI Corp. (NYSE: CPY) today announced that on February 4, 2004, it offered a seat on the company's Board of Directors to the group of dissident shareholders led by Knightspoint Partners ("Knightspoint"), which would provide Knightspoint with representation proportional to its ownership in the company. Knightspoint has not accepted the company's offer.

         "CPI Corp. is firmly committed to serving the interests of our stockholders," said J. David Pierson, chairman and chief executive officer of CPI Corp. "Knightspoint controls less than nine percent of the company's outstanding shares, and we are

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open to its participation on our Board proportional to its ownership. However,
Knightspoint has not accepted our offer of a Board seat. Through its efforts to take control of the Board of Directors, Knightspoint is attempting a hostile takeover of the company. We believe Knightspoint should pay stockholders for this privilege, but Knightspoint is not offering to buy shares or offering to pay any other economic value, such as a control premium. We do not believe that the dissident group has proposed significant changes in our strategic direction nor has it offered any assurance that its hand-picked nominees can do a better job than the current independent Board.

         "The management and Board of CPI Corp. have already announced and begun implementing significant measures to further enhance stockholder value with an emphasis on cost control, efficient employment of capital and greater focus on our key Sears Portrait Studios business," continued Mr. Pierson. "Sears publicly supports the current Board of Directors, whose members are independent, experienced and committed to serving the interests of all our stockholders. In addition, our current Board has an outstanding record of corporate governance policies and practices and last year was ranked in the top 11% of the S&P 600 for corporate governance by Institutional Shareholder Services (ISS).

         "The company made this offer of one seat on our Board in an effort to resolve this situation amicably. However, since Knightspoint has not accepted our offer of proportional Board representation, we will move forward with our consent revocation efforts and will continue to communicate directly with our stockholders about the strategic plan currently underway. Knightspoint has referred to our other stockholders as `weak hands.' I urge stockholders to not be `weak hands' and to refuse to allow Knightspoint to seize control of the company."



CPI HAS FILED PRELIMINARY MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION IN OPPOSITION TO THE CONSENT SOLICITATION. STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. DEFINITIVE VERSIONS OF CPI'S OPPOSITION MATERIALS WILL BE MAILED TO CPI'S STOCKHOLDERS WHEN APPROVED BY THE SEC. CPI'S STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(877)-366-1576.

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         INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION
AND A DESCRIPTION OF THEIR INTERESTS CAN BE FOUND IN CPI'S PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2004.

ABOUT CPI

CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.

Statements in this press release regarding CPI Corp's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

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